                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                            COUNTY BANK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT

                                 APRIL 19, 2002



                            [COUNTY BANK CORP LOGO]
                                COUNTY BANK CORP

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                             LAPEER, MICHIGAN 48446

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                     TO THE STOCKHOLDERS OF COUNTY BANK CORP


Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan on Friday, April 19, 2002 at 3:00 p.m. for the following purposes:

     1. To elect the following three (3) directors to comprise Class II of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 2005: Dr. David H. Bush., Patrick A. Cronin and James F. Harrington.

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only those stockholders of record at the close of business February 28, 2002 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 29, 2002

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 29, 2002

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 19, 2002 at 3:00 p.m., at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Corporation's expense. These proxy materials, including the proxy card, were first sent to stockholders on March 29, 2002.

Stockholders of record at the close of business on February 28, 2002 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 3,000,000 shares authorized and 1,186,472 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. Beneficial ownership in excess of five percent (5%) of the common stock, as of the record date is as follows:

Richard E. Calvert                                 96,000 shares of common stock
7784 E. Shore                             with sole voting and investment power.
Traverse City, Michigan 49686                                              8.09%

                              ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is nine (9). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect three (3) directors to serve in Class II of the Board of Directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election of directors. The three nominees to the Board of Directors receiving the most votes will be elected.

Nominees for election at the forthcoming Annual Meeting are Dr. David H. Bush, Patrick A. Cronin and James F. Harrington, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 2005, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named below.

                           INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class II, together with specific information about the nominees, are as follows:

                                                                       COUNTY BANK
                                                      DIRECTOR        CORP SHARES
                             PRINCIPAL                  SINCE            OWNED
                          OCCUPATION FOR             (INCLUDING        BENEFICIALLY*       % OF
NAME AND AGE            PAST FIVE (5) YEARS          SUBSIDIARY)         2-28-02         OUTSTANDING
------------            -------------------          -----------         -------         -----------
David H. Bush, O.D.     Doctor of Optometry             1987            26,216 (s)
1099 Pinetree                                                           20,084
Lapeer, MI 48446                                                        ------
Age: 51                                                                 46,300              3.90


Patrick A. Cronin       Agent                           1993             1,834 (s)
286 W. Coulter Road     State Farm Insurance                               720
Lapeer, MI 48446                                                        ------
Age: 48                                                                  2,554               .22


James F. Harrington     President                       1998            33,522 (s)          2.83
3151 Oakwood Road       H & H Tool, Inc.
Oxford, MI 48370-1015   An automotive parts
Age: 60                 manufacturer


               INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                  WILL CONTINUE AFTER THE 2002 ANNUAL MEETING

CLASS III (TERM EXPIRES 2003)

Michael H. Blazo        President                       1987            20,012 (s)          1.69
1427 Tanglewood         Kirk Construction Co.
Lapeer, MI 48446
Age: 54

Thomas K. Butterfield   Partner
1597 Peppermill Road    Taylor, Butterfield, Riseman,   1978            29,400 (s)          2.48
Lapeer, MI 48446        Clark, Howell & Churchill, P.C.
Age: 59                 Attorneys at Law

Timothy Oesch           Agent                           1993             4,100 (s)
1043 N. Madison         Nolin, Oesch, Sieting                              200
Lapeer, MI 48446        & Macksoud, P.C.                                ------
Age: 51                 Certified Public Accountants                     4,300               .36


CLASS I (TERM EXPIRES 2004)

Curt Carter             President & CEO                 1979             7,772 (s)           .66
390 Myers Road          County Bank Corp and
Lapeer, MI 48446        Lapeer County Bank &
Age: 58                 Trust Co.

Ernest W. Lefever, DPM  Doctor of Podiatry              1993               918 (s)
2016 Lakeview Drive                                                        400
Lapeer, MI 48446                                                        ------
Age: 55                                                                  1,318               .11


Charles E. Schiedegger  President and Chief             1993             5,780 (s)
2848 Galway Bay Drive   Operating Officer                                5,336
Metamora, MI 48455      Metamora Products                               ------
Age: 61                 Corporation                                     11,156               .94


*The shares set forth in the table above are shares, as known to management, over which the nominee or director has sole voting and investment power unless designated as (s) shared voting and investment power.

Executive Officers and Directors, as a group, own 156,894 shares or 13.22% of the total outstanding shares of common stock of the Corporation as of February 28, 2002.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met four times during 2001.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. During 2001, no director of the Bank or the Corporation attended less than 75% of the aggregate number of regularly scheduled and special meetings of the Corporation or the Bank, including committee meetings of the various committees of the Board of Directors, on which they served. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan and review, audit, compensation, insurance, investment, capital, business development and nominating. The audit committee consists of Messrs. Oesch, Chairman; Schiedegger, Cronin and Blazo. Their function is to oversee the work assigned to Plante & Moran, LLP, the Bank's external auditors and the internal audit staff. The committee met six times during 2001. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, Cronin and Carter. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met one time during 2001. The nominating committee consists of Messrs. Butterfield, Schiedegger, Blazo and Carter. The function of this committee is to review candidates for the Board of Directors of the Corporation and the Bank. The nominating committee currently does not accept recommendations from shareholders. The committee did not meet in 2001.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL                ALL
                                     COMPENSATION             OTHER
NAME                    YEAR    SALARY           BONUS     COMPENSATION
----                    ----    ------           -----     ------------
Curt Carter             2001    $175,477        $16,000     $23,588(1)
President, Chief        2000    $164,913        $13,700     $29,501(2)
Executive Officer       1999    $156,763        $15,000     $26,026(3)

(1) Includes a $23,588 contribution to the Bank's profit sharing plan.
(2) Includes a $29,471 contribution to the Bank's profit sharing plan and a $30 matching employer contribution to a 401(k) plan.
(3) Includes a $25,514 contribution to the Bank's profit sharing plan and a $399 matching employer contribution to a 401(k) plan.

                                         ANNUAL                ALL
                                     COMPENSATION             OTHER
NAME                    YEAR    SALARY           BONUS     COMPENSATION
----                    ----    ------           -----     ------------

Bruce Cady              2001    $117,800        $12,000    $19,389(4)
Senior Vice President   2000    $112,459        $10,000    $21,210(5)
                        1999    $ 28,953        $ 4,000       n/a

(4) Includes a $18,090 contribution to the Bank's profit sharing plan and a $1,299 matching employer contribution to a 401(k) plan.
(5) Includes a $19,945 contribution to the Bank's profit sharing plan and a $1,265 matching employer contribution to a 401(k) plan.

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $500 per board meeting. Additionally, committee members are paid a fee of $150 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation committee (the "Committee") consists of three directors who are not employed by the Corporation or the Bank and are not eligible to participate in any of the Corporation's benefit plans, and the President and Chief Executive Officer of the Corporation. The committee submits the following report.

Overview and Philosophy

The Committee, pursuant to authority delegated by the Board of Directors of the Corporation, is responsible for determining compensation and benefit systems for officers of the Bank. The Committee determines the annual salaries and other compensation for officers based upon recommendations from the Bank's President and Chief Executive Officer, as well as information from the Bank's human resources department and independent outside consultants. With respect to the compensation of the Bank's President and Chief Executive Officer, in addition to the utilization of the Bank's human resources department and independent outside consultants, the other members of the Board of Directors may provide input and recommendations.

The Committee's determinations relating to executive compensation are intended to align the financial interests of the officers with the long-term interests of the Corporation's shareholders, and attract and retain high performing officers to lead the Corporation to greater levels of profitability.

The compensation package structured for the Bank's officers has two components. Base compensation (including salary, profit sharing, welfare benefits, and perquisites) and cash awards under a bonus plan for performance during the year.

Base Compensation

Base compensation for the Bank's officers has been established at competitive levels based upon information available to the Committee relating to compensation for corresponding positions at similarly situated financial institutions. Officer salaries are evaluated on a periodic basis utilizing information from independent outside consultants, the Bank's human resources department, and input from the Bank's President and Chief Executive Officer. The Committee also takes into account individual performance, experience and unique contributions or needs for certain expertise required by the Bank when determining the actual base salary for each officer.

Base Compensation of the Chief Executive Officer

The committee reviewed Mr. Carter's performance for 2001 in December of that year and awarded him a 5% merit increase effective January 1, 2002. In support of the increase the committee noted that the Corporation achieved record earnings in 2001, 6.5% higher than 2000, while continuing to maintain strong credit quality.

Bonus Plan

All of the Bank's employees that were employed prior to September participated in a cash bonus plan. The cash bonus plan is designed to motivate the Bank's employees to achieve goals based on net earnings of the Bank. The dollar amount of the cash bonus was recommended by the President and Chief Executive Officer of the Bank in December of 2001 based on the Bank's earnings and growth. The Committee, based on the recommendations of the President and Chief Executive Officer with input from the Bank's human resource department, establishes each officer's bonus. The cash bonus was funded at $158,950.

Chief Executive Officer's Award

Mr. Carter received a bonus of $16,000.00 for 2001 under the cash bonus plan. The Committee reviewed the performance of the Bank against the targeted goals. The Bank posted record earnings in 2001, 6.5% higher than the previous year in a severely declining rate environment.

THE COMPENSATION COMMITTEE

Thomas K. Butterfield, Chairman                 Patrick Cronin
David H. Bush                                   Curt Carter

                    COMPENSATION COMMITTEE AND TRANSACTIONS
                           WITH DIRECTORS & OFFICERS

Compensation Committee Interlocks and Insider Participation

Mr. Curt Carter, the Corporation's President and Chief Executive Officer served on the Bank's compensation committee, which is responsible for compensation matters (see Report of Compensation Committee). He did not participate in any decisions regarding his own compensation as an Executive Officer.

The Compensation Committee Chairman, Mr. Thomas K. Butterfield, is a partner in the law firm of Taylor, Butterfield, Riseman, Clark, Howell, & Churchill, P.C., which rendered legal services to the Corporation's wholly owned subsidiary, Lapeer County Bank & Trust Co. during 2001. Lapeer County Bank & Trust Co. plans to employ this firm for legal services in 2002.

Other Transactions with Officers and Directors

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2001. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 2001, loans approximating $4,340,000, which is equal to 16.4% of stockholders' equity, were outstanding to directors, officers and their associated companies.

During 2001 the Bank paid legal fees in the amount of $57,592 to the firm of Taylor, Butterfield, Riseman, Clark, Howell & Churchill, P.C., of which Mr. Butterfield is a partner. The Bank expects to receive legal services from that firm during 2002.

                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee of County Bank Corp's Board of Directors (the "Committee") is composed of four directors and operates under a written charter adopted by the Board of Directors. The members of the Committee, each of whom is independent as defined by the National Association of Securities Dealers' listing Standards, are Timothy Oesch, Michael Blazo, Charles Schiedegger and Patrick Cronin. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

The Corporation's independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Timothy Oesch, Chairman                 Michael Blazo
Charles Schiedegger                     Patrick Cronin


Section 16(a) of the Securities and Exchange Act of 1934 requires the Corporation's officers, directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers and directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that all Section 16(a) filing requirements applicable to officers and directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, LLP, a firm of independent public accountants. Their opinion appears in the 2001 Annual Report of the Corporation. Plante & Moran, LLP has been selected as the principal accountant for 2002. A representative of Plante & Moran, LLP will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement. Plante & Moran, LLP received fees from the Corporation in 2001 as follows: Audit fees - $51,375.00 and All Other Fees - $12,625.00.

                               SHAREHOLDER RETURN

Set forth below is a graph which summarizes the cumulative return experienced by the Corporation's shareholders over the past five years compared with the S&P 500 Index and the S&P Major Regional Banks index. The presentation assumes that the value of the investment in the Corporation's common stock and each index was $100 on January 1, 1997 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURNS

                                    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
County Bank Corp             100     133     198     210     227     249
--------------------------------------------------------------------------------
S&P 500                      100     133     171     207     189     166
--------------------------------------------------------------------------------
S&P Major Regional Banks     100     150     166     143     183     170
--------------------------------------------------------------------------------


            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and/or Annual Report is/are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to County Bank Corp, P.O. Box 250, Lapeer, Michigan 48446 or call (810) 664-2977. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

                                 OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with the judgment and recommendations of the Board of Directors. A proxy may be revoked before its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

A shareholder of the Corporation may obtain a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 without charge by submitting a written request to the following address:

Attention: Mr. Joseph Black, Treasurer
County Bank Corp
PO Box 250
Lapeer, MI 48446-0250

                             STOCKHOLDER PROPOSALS

The deadline to submit proposals for consideration at next year's Annual Meeting, is November 29, 2002. The deadline to submit proposals for consideration at next year's Annual Meeting otherwise than for inclusion in management's proxy materials is February 12, 2003. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, PO Box 250, Lapeer, Michigan 48446.

Curt Carter
President and
Chief Executive Officer

                                                          COUNTY BANK CORP

                                                   PROXY FOR 2002 ANNUAL MEETING

The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or _______________________________
as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on February 28, 2002 at the Annual Meeting of Stockholders of County Bank Corp,
Lapeer, Michigan, to be held at 3:00 p.m., Friday, April 19, 2002 at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan.

1.  To elect the following nominees to the Board of Directors:

    Class II Directors (Term expires 2005):     David H. Bush, O.D.         Patrick A. Cronin         James F. Harrington

                        FOR  (    )     WITHHOLD  (    )

(NOTE:  Withhold authority to vote for a nominee by placing his name on the line below:)

             _________________________________________________________________


2.  To transact such other business as may properly come before the meeting or any adjournment thereof:

This proxy confers authority to vote "FOR" each proposition listed above unless "WITHHOLD" is indicated. If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors.
All shares represented by properly executed proxies will be voted as directed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

DATED_____________ NUMBER OF SHARES____________                                         ___________________________________________

                                                                                        ___________________________________________
                                                                                              Signature(s) of Stockholder(s)

                                                                                        (All joint owners must sign. When signing
                                                                                        as Attorney, Executor, Administrator,
                                                                                        Trustee, or Guardian, please give full
                                                                                        title.

                                                                                        If more than one Trustee, ALL should sign.)

                                                                                        PLEASE SIGN AND RETURN IMMEDIATELY IN THE
                                                                                        ENCLOSED ENVELOPE.
